UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-8255

Exact name of registrant as specified in charter:	The World Funds, Inc.

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205, Richmond, VA 23235

Name and address of agent for service:	Jones & Keller, P.C. , 1999 Broadway, Suite 3150, Denver, CO 80202

Registrant's telephone number, including area code:	(800) 527-9525

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item #1. Reports to Stockholders.

INDEX

Annual Report to Shareholders

EASTERN EUROPEAN EQUITY FUND

A series of The World Funds, Inc.
A “Series” Investment Company

For the Year Ended December 31, 2011

VEEEX

Market Report for fiscal year 2011

Markets Review:
Performance is in U.S. dollars for fiscal year 2011 (December 31, 2010 to December 31, 2011)

Performance in Emerging Europe was negatively affected by a variety of factors during 2011, including risk aversion and political unrest. As a result, the region underperformed when compared to its Emerging and Developed Market peers.

MSCI Russia: FY 2011 -21.0%

During 2011, the Russian market was negatively affected by persistent global risk aversion that stemmed from European debt problems and the threat of global recession. The market recovered some ground during the fourth quarter, rising from the low of a lackluster third quarter when indices were down by as much as 30%. Oil prices did not come under significant pressure during the year, largely because of conflicts in the Middle East. As a result, the Oil and Gas sector remained resilient to external shocks, and the Russian Trading System (RTS) oil and gas index conceded just 8% during 2011. The most cyclical sectors of the market were hit the worst during the year. Financial and metal stocks shed more than 40% of their value, driven by European debt problems. The RTS consumer sector index also saw steep declines, falling by more than 38% during the reporting period. Despite persistent global gloom, the Russian economy showed strong growth for the year. Gross Domestic Product (GDP) was up more than 4% and inflation fell to a record low of 6.1%. The banking sector, despite some negative signs from the financial sector in Europe, showed strong growth last year with corporate and retail lending increasing by 26% and 36% year-over-year, respectively. Demonstrations flared-up in Russia during the fourth quarter, as Russians expressed opposition to the current Prime Minister, Vladimir Putin, who is a favorite for the Presidency. This increased the political risks of Russia’s investment case and prevented local indices from fully recovering losses incurred during 2011.

MSCI Turkey: FY 2011 -36.8%

2011 proved to be a difficult year for Turkey in terms of managing capital flows. The country experienced foreign investment outflows of US$2 billion, which contributed to the Istanbul Stock Exchange losing 22% in Turkish Lire terms and 36.8% in USD terms during the year. Turkey’s GDP recorded one of the best growth rates in the country’s history; however, it was not reflected in corporate earnings growth and stock prices. European Union (EU)-related concerns and the regional spring, coupled with low investor conviction in the Central Bank’s unorthodox policies, resulted in the underperformance of Turkish equities throughout most of 2011.

MSCI Poland: FY 2011 -32.7%

During 2011, Polish pension funds contributions were reduced from 7.3% to 2.3% of gross wages in an effort to reduce the country’s budget deficit and public debt. As a result, pension funds received Polish zloty (PLN) 15.1 billion from the Polish Social Insurance Institution (ZUS) during 2011; far less than the PLN 22.4 billion received the previous year. Domestic pension funds invested PLN 7.3 billion in equities (net); a 51% drop year-over-year. Despite equity purchases, the pension funds’ equity allocation dropped from 36.2% at the end of 2010 to 30.9% by the end of 2011. On the macroeconomic side, GDP growth was 4.3%, thanks to accelerating investment and the positive contributions of net exports during the second half of 2011. Private consumption slowed from 4% year-over-year in the first quarter to around 2% year-over-year in the fourth quarter. The PLN has a high risk premium because of tensions in the Eurozone, despite support from local fundamentals. Poland’s public deficit was brought down from 7.9% of GDP in 2010 to 5.6% of GDP in 2011.

MSCI Hungary: FY 2011 -34.7%

2011 was not a successful year for the Hungarian equity market. There were two main reasons for the country’s poor performance. First, markets turned sour mid-year due to poor economic figures that suggested Europe was at risk of sliding back into recession. This led to an August selloff in the global markets. Second, Hungary’s unorthodox economic policy rattled investors. Since 2010, the Hungarian government has levied crisis taxes on key industries, including banking, telecommunications, and energy. In 2011, the pharmaceutical sector was hit with higher taxes on the sale of state subsidized drugs and higher fees on the medical representatives they employ. These extra taxes decreased the profitability of stock market companies. At the end of 2011, banks also were hurt by a government proposal which allows foreign exchange mortgage borrowers to repay their debt at preferential rates, resulting in a loss of more than Euro 1 billion to the sector. This was another blow for OTP Bank, one of the leading stocks in the market. The government’s policies failed to produce strong economic growth in the country, and retail sales fell for the fourth year in a row. Hungary’s riskiness (as witnessed by its credit default swap premium) increased by the fourth quarter of 2011. This discouraged equity investment towards the end of the year. Hungary’s local currency, the forint, also was weakened as a consequence of these issues.

MSCI Czech Republic: FY 2011 -11.3%

The MSCI Czech Republic Index was mainly flat until the end of July when concerns about European growth hammered it. The Czech economy is dependent on Germany’s growth, which explains this movement. The Czech Republic’s sensitivity to export performance is probably the highest among Central Eastern European (CEE) economies. In 2011, the country’s macroeconomic figures started to deteriorate, which is visible primarily in the budget deficit and industrial production. GDP growth slowed to 0.5% year-over-year by the end of 2011. The government announced that it would cut budget expenditures in order to keep the budget deficit under 4%. Banking stocks were hit hard during the third quarter due to concerns about CEE economies, Greek debt, and Hungarian political actions. The Czech crown sold off, as did other CEE currencies, despite the fact that it was considered to be the most stable CEE currency.

Performance (in USD) and Activity of the Fund

During fiscal year 2011, the Fund’s total return was -27.8% while  the Nomura Central Eastern Europe Index (the benchmark) returned -27.8% and the MSCI EM Emerging Europe Index returned -28.9%. (Source: Bloomberg). It was difficult to compete against the MSCI Index because more than 40% of the Index is invested in the Russian Oil and Gas sector, which clearly outperformed other sectors and countries during the reporting period. The Fund cannot (by investment guidelines) invest more than 25% in any single sector.

Outlook

We expect that 2012 has the potential to be a good year for Emerging European equities, as long as the European sovereign debt crisis achieves some resolution/stabilization; China continues to grow at a reasonable pace; and the US economy extends its lackluster recovery. We also see that 2012 has the potential for poor performance if any of these fundamentals disappoint. Emerging European equities, while apparently cheap, do not appear to be pricing in a break-up of the Euro or a sharp fall in commodity prices. This leaves scope for plenty of market volatility. We see a strong investment case for Russian equities in 2012. The Russian economy is expected to grow by 2.8% next year amid fears of a recession in Europe and a slowdown in other economies. The price of oil remains resilient, and is supported by growing consumption in emerging markets. In addition, Russia is benefitting from its status as a reliable energy supplier in the wake of resurging Middle East tensions. Investors have stopped indiscriminately selling Emerging Europe, Middle East, and Africa (EMEA) equities, in particular Russian equities, and the hot money has left the market, in our estimation. Many liquid stocks offer attractive, sustained, high-single-digit dividend yields. In the meantime, corporations are delivering impressive free cash flow yields, engaging in market buybacks, and distributing more wealth among investors. Financial-system liquidity remains comfortable, and the Central Bank of Russia has sufficient tools to support it if necessary.

The Fund is conservatively positioned in stocks that exhibit attractive risk-reward profiles and we have high conviction in the investment opportunities in the Fund. This confidence allows us to take advantage of share price weakness to increase our positions, and to look beyond short-term market movements with a focus on long-term value creation.

Vontobel Asset Management, Inc.

Performance Disclosure

Past performance is not indicative of future results. The companies described in this commentary may or may not currently represent a position in our client portfolios. Also, the sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for such securities, or to obtain a list showing the contribution of each holding to the Fund’s overall performance, please contact a Vontobel representative.

Important Disclosure Statements

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing.  The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525.   Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2011 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the date of this report and may change at any time.  Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information.  Nothing presented in this document may be construed as an offer to purchase or sell any security.

Nomura Composite -11 Index: an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia.  Returns do not include dividends and distributions and are expressed in U.S. dollars.  The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the U. S. Securities and Exchange Commission (the “SEC”) requires to be reflected in the fund’s performance.

COMPARISON OF $10,000 INVESTMENT IN
EASTERN EUROPEAN EQUITY FUND VS. NRI
COMPOSITE-11
CLASS A SHARES
$100,000
$80,000
$60,000
$40,000
$20,000
$-
12/31/01
12/31/03
12/31/05
12/31/07
12/31/09
12/31/11
$35,617
$26,410
EASTERN EUROPEAN EQUITY FUND
NRICOMPOSITE-11

	Class A Shares
	Total Return	Average Annual Return
	One Year	Five Years	Ten Years	Since Inception 2/15/1996 to 12/31/2011
	Ended	Ended	Ended
	12/31/2011	12/31/2011	12/31/2011
Eastern EuropeanEquity Fund:
without load	(27.76%)	(2.30%)	13.41%	6.68%
with load	(31.92%)	(3.45%)	13.33%	6.30%
NRI Composite-11	(28.86%)	(9.40%)	13.23%	8.32%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

Nomura Research Institute's ("NRI") Central and East European Index Series ("CEE Index Series")  covers the main market stocks   of 11 Central and East European countries - Estonia, Latvia, Lithuania, Czech Republic, Hungary, Poland, Slovakia, Croatia,   Romania, Slovenia and Russia. (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected  in the   Fund's performance.)

COMPARISON OF $10,000 INVESTMENT IN
EASTERN EUROPEAN EQUITY FUND VS. NRI
COMPOSITE-11
CLASS C SHARES
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
1/9/03
12/31/05
12/31/08
12/31/11
$29,143
$28,237
EASTERN EUROPEAN EQUITY FUND
NRI COMPOSITE-11

	Class C Shares
	Total Return	Average Annual Return
	One Year Ended 12/31/2011	Five Years Ended 12/31/2011	Since Inception 1/9/2003 to 12/31/2011

Eastern EuropeanEquity Fund	(28.33%)	(3.20%)	12.25%
NRI Composite-11	(28.86%)	(8.77%)	12.64%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

Nomura Research Institute's ("NRI") Central and East European Index Series ("CEE Index Series") covers the main market stocks  of 11 Central and East European countries - Estonia, Latvia, Lithuania, Czech Republic, Hungary, Poland, Slovakia, Croatia, Romania, Slovenia and Russia.  (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

EASTERN EUROPEAN EQUITY FUND SCHEDULE OF INVESTMENTS December 31, 2011
Number of Shares	Security Description	% of Net Assets	Fair Value

	COMMON STOCK	85.00%

	CZECH REPUBLIC	5.23%
22,000	CEZ*		$ 880,941
2,900	Komercni Banka AS*		491,976
26,000	New World Resources VB-W/I		179,863
			1,552,780
	GEORGIA	2.06%
47,000	Bank of Georgia Regs GDR		611,000

	GERMANY	0.03%
9,000	Magnat Real Estate Opps*		8,264

	GREAT BRITAIN	1.23%
124,700	Highland Gold Mining Ltd.		364,149
22,000	Ukraine Opportunity Trust PL*		2,201
			366,350

	HUNGARY	0.50%
267,793	Ablon Group*		149,747

	ISRAEL	1.22%
9,000	Teva Pharmaceutical Industries Ltd Spon ADR		363,240

	POLAND	9.22%
11,000	Bank Pekao SA		450,438
19,679	Grupa Lotos SA*		132,974
45,000	PKO Bank Polski SA&		419,175
57,600	Polski Koncern Naftowy*		566,278
7,000	Powszechny Zaklad Ubezpie		627,284
350,000	Tauron Polska Energia SA		543,037
			2,739,186
	RUSSIA	54.30%
225,000	Gazprom OAO Spon ADR		2,398,500
121,000	Integra Group Holdings GDR*		215,380
40,000	JSC MMC Norilsk Spon ADR		612,400
22,800	Lukoil Holdings Spon ADR		1,207,260
40,000	Magnit OJSC Spon GDR		846,400
11,000	Mail.RU Group LTD GDR REGS*		286,000
20,000	Mobile Telesystems Spon ADR		293,600

Number of Shares	Security Description	% of Net Assets	Fair Value

3,000,000	Mosenergo		$ 165,000
7,000	Novatek OAO Spons GDR Regs		876,400
28,300	Novolipetsk Steel GDR Reg S		555,812
8,607,199	OGK-2*		258,216
1	OAO Open Investments GDR*		2
326,000	Rosneft Oil Co. OAO GDR Reg S		2,151,600
95,000	Rostelekom*		470,250
245,000	Rushydro Sponsored ADR Reg S		747,250
90,000	Sberbank Sponsored ADR*		894,600
60,000	Sberbank Sponsored ADR*		595,200
120,000	Severstal GDR Reg S		1,366,800
45,000	Swedbank AB		582,824
190,000	VTB Bank OJSC-GDR		685,900
40,000	X 5 Retail Group NV Regs GDR		913,600
			16,122,994
	TURKEY	11.21%
79,800	Akbank T AS		254,245
58,700	Akfen Holding AS*		220,572
60,000	Aksigorta AS*		51,760
49,000	Coca-Cola Icecek AS		586,081
140,000	Haci Omer Sabanci Holding		400,106
220,000	Turk Telekomunikasyon AS		817,359
320,000	Turkiye Garanti Bankasi		999,206
			3,329,329

	TOTAL INVESTMENTS:
	(Cost: $30,700,141)	85.00%	25,242,890
	Other assets, net of liabilities	15.00%	4,455,530
	NET ASSETS	100.00%	$29,698,420

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceding the date of the Fund's related balance sheet.)
ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES December 31, 2011
ASSETS
Investments at fair value (identified cost of $30,700,141) (Note 1)	$25,242,890
Cash	4,235,775
Foreign currency at fair value (cost of $278,233)	275,764
Receivable for capital stock sold	12,203
Dividends receivable	1,011
Tax reclaim receivable at fair value (cost of $5,151)	4,494
Prepaid expenses	26,873
TOTAL ASSETS	29,799,010

LIABILITIES
Payable for capital stock redeemed	21,156
Accrued investment management fees	33,436
Accrued 12b-1 fees	6,145
Accrued administration and transfer agent fees	8,221
Accrued custodian fees	24,424
Other accrued expenses	7,208
TOTAL LIABILITIES	100,590

NET ASSETS	$29,698,420
Net Assets Consist of :
Paid-in-capital applicable to 1,522,928 $0.01 par value shares ofcommon stock outstanding; 50,000,000 authorized	41,389,122

Accumulated net investment income (loss)	(7,240)
Accumulated net realized gain (loss) on investments and foreigncurrency transactions	(6,223,085)

Net unrealized appreciation (depreciation) of investments andforeign currency	(5,460,377)
Net Assets	$29,698,420

NET ASSET VALUE PER SHARE
Class A ($28,649,516 / 1,465,823 shares outstanding; 20,000,000 authorized)	$ 19.54

MAXIMUM OFFERING PRICE PER SHARE ($19.54 X 100/94.25)	$ 20.73
Class C ($1,048,904 / 57,105 shares outstanding; 15,000,000 authorized)	$ 18.37

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND STATEMENT OF OPERATIONS Year ended December 31, 2011
INVESTMENT INCOME
Dividend (Net of foreign tax withheld of $136,133)	$ 631,236
Tax reclaim income	8,964
Interest	1,558
Total investment income	641,758

EXPENSES
Investment management fees (Note 2)	546,187
Rule 12b-1 and servicing fees (Note 2)
Class A	105,219
Class C	16,074
Recordkeeping and administrative services (Note 2)	100,390
Accounting fees	39,164
Custody fees	102,347
Transfer agent fees (Note 2)	121,358
Professional fees	35,062
Filing and registration fees (Note 2)	40,065
Directors fees	10,800
Compliance fees	12,263
Shareholder services and reports (Note 2)	38,511
Other	44,562
Total expenses	1,212,002
Net investment income (loss)	(570,244)

REALIZED & UNREALIZED GAIN(LOSS) ON INVESTMENTSAND FOREIGN CURRENCIES AND RELATEDTRANSACTIONS
Net realized gain (loss) on investments	(338,716)
Net realized gain (loss) on foreign currency transactions	(7,647)
Net increase (decrease) in unrealized appreciation(depreciation) of investments and foreign currencies	(11,803,277)
Net realized gain (loss) on investments and foreign currencies and related transactions	(12,149,640)
INCREASE (DECREASE) IN NET ASSETS FROMOPERATIONS	$(12,719,884)

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
	Year ended December 31, 2011	Year ended December 31, 2010
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$ (570,244)	$ (775,611)
Net realized gain (loss) oninvestments and foreigncurrency transactions	(346,363)	6,965,351
Net increase (decrease) inunrealized appreciation(depreciation) of investmentsand foreign currencies	(11,803,277)	(185,585)
Increase (decrease) in net assetsfrom operations	(12,719,884)	6,004,155

CAPITAL STOCK TRANSACTIONS (See Note 5)
Shares sold
Class A	8,456,066	9,661,675
Class C	369,281	1,047,775
Shares redeemed
Class A	(12,232,257)	(17,440,210)
Class C	(488,691)	(996,860)
Increase (decrease) in net assetsfrom capital stocktransactions	(3,895,601)	(7,727,620)

NET ASSETS
Increase (decrease) during year	(16,615,485)	(1,723,465)
Beginning of year	46,313,905	48,037,370
End of year (including accumulated net investment income (loss) of $(7,240) and $ (16,605), respectively)	$ 29,698,420	$ 46,313,905

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class A Shares
	Years ended December 31,
	2011(1)	2010(1)	2009(1)		2008(1)	2007

Net asset value, beginning of period	$27.05	$23.16	$12.49		$25.50	$29.61
Investment activities
Net investment income (loss)	(0.33)	(0.40)	(0.30)		(0.17)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currencytransactions	(7.18)	4.29	11.02		(11.51)	1.54
Total from investment activities	(7.51)	3.89	10.72		(11.68)	1.42
Distributions
Net investment income	-	-	(0.05)		(1.33)	(0.65)
Net realized gain	-	-	-		-	(4.88)
Total distributions	-	-	(0.05)		(1.33)	(5.53)

Net asset value, end of period	$19.54	$27.05	$23.16		$12.49	$25.50

Total Return	(27.76%)	16.80%	85.82%		(45.87%)	1.14%
Ratios/Supplemental Data
Ratio to average net assets
Expenses	2.75%	2.84%	2.97%		2.56%	2.25%
Expenses, net	2.75%	2.84%	2.84%	(A)(B)	2.56%	2.25%
Net investment income (loss)	(1.28%)	(1.64%)	(1.74%)		(0.77%)	(0.39%)
Portfolio turnover rate	56.93%	73.42%	65.53%		147.72%	209.58%
Net assets, end of period (000's)	$28,650	$44,656	$46,605		$23,851	$68,956
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2009.
(B) Expense ratio - net reflects the effect of the management fee waivers for the year ended December 31, 2009 .
(1) Per share amounts calculated using the average share method.

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class C Shares
	Years ended December 31,
	2011 (1)	2010 (1)	2009(1)		2008(1)	2007

Net asset value, beginning of period	$ 25.63	$ 22.19	$ 12.05		$ 24.56	$ 28.60
Investment activities
Net investment income (loss)	(0.49)	(0.55)	(0.41)		(0.29)	(0.25)
Net realized and unrealized gain (loss) oninvestments and foreign currency transactions	(6.77)	3.99	10.55		(11.08)	1.36
Total from investment activities	(7.26)	3.44	10.14		(11.37)	1.11
Distributions
Net investment income	-	-	-		(1.14)	(0.27)
Net realized gain	-	-	-		-	(4.88)
Total distributions	-	-	-		(1.14)	(5.15)
Net asset value, end of period	$ 18.37	$ 25.63	$ 22.19		$ 12.05	$ 24.56

Total Return	(28.33%)	15.50%	84.15%		(46.37%)	3.98%
Ratios/Supplemental Data
Ratio to average net assets
Expenses	3.50%	3.59%	3.72%		3.31%	3.00%
Expenses, net	3.50%	3.59%	3.59%	(A)(B)	3.31%	3.00%
Net investment income (loss)	(2.03%)	(2.39%)	(2.21%)		(1.36%)	(1.14%)
Portfolio turnover rate	56.93%	73.42%	65.53%		147.72%	209.58%
Net assets, end of period (000's)	$ 1,049	$ 1,658	$ 1,432		$ 688	$ 1,795
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2009.
(B) Expense ratio - net reflects the effect of the management fee waivers for the year ended December 31, 2009.
(1) Per share amounts calculated using the average share method.

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Eastern European Equity Fund (the “Fund”), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. (“TWF”), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I: 15,000,000) of its 1,500,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Directors.  Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost.  Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts (“ADR” and “GDR”) will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value.  ADRs and GDRs for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate.  Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as:  (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund’s policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Fund’s procedures may not be the values that the fund ultimately realizes from the disposal of such securities and may vary significantly from the fair values presented.

Various inputs are used in determining the value of a Fund’s investments.  GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  Level 1 includes quoted prices in active markets for identical securities.  Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Czech Republic	$ 1,552,780	$ -	$ -	$ 1,552,780
Georgia	611,000	-	-	611,000
Germany	8,264	-	-	8,264
Great Britain	366,350	-	-	366,350
Hungary	149,747	-	-	149,747
Israel	363,240	-	-	363,240
Poland	2,739,186	-	-	2,739,186
Russia	15,394,528	728,466	-	16,122,994
Turkey	3,329,329	-	-	3,329,329
Total Common Stocks	$24,514,424	$728,466	$ -	$25,242,890

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and country.

The following is a reconciliation for assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in
Securities

Balance as of 12/31/10                                                                               $   126,242
Total realized gain (loss) Level 3 sales                                                    (4,075,495)
Change in Level 3 unrealized appreciation/depreciation                  3,949,253
Cost of purchases                                                                                                      -
Proceeds from Level 3 sales                                                                     _______-
Balance as of 12/31/11                                                                              $               -

During the year ended December 31, 2011, $728,466 of securities transferred from Level 1 to Level 2.

Security Transactions and Dividends

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

Management has analyzed the Fund’s tax positions for each of the open tax years (2008 to 2010) and expected to be taken in the 2011 tax return, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns.  The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended December 31, 2011, these reclassifications decreased accumulated investment loss by $579,609, decreased accumulated realized loss by $7,647 and decreased paid-in capital by $587,256.  These reclassifications have no effect on net assets or net asset value per share.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains or losses, are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”. The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). CCM analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision making with respect to the Fund’s investment program. VAM, with CCM’s oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.55%on the first $50 million in average daily net assets and 0.50% on average daily net assets in excess of $50 million of the investment advisory fees received by CCM.  VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund.  For the year ended December 31, 2011, CCM earned $546,187 in advisory fees.  At December 31, 2011, CCM was due $33,436 from the Fund.

CCM contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2012 so that the ratio of total annual operating expenses for the Fund's Class A Shares was limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares was limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above. The total amount of recoverable reimbursements as of December 31, 2011 was $41,887, which will expire December, 2012.

First Dominion Capital Corp. ("FDCC") acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund’s shares, FDCC receives a maximum deferred sales charge ("DSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a DSC will receive a lower redemption value per share. For the year ended December 31, 2011, FDCC received $3,882 in underwriting fees and commissions and $80,628 in DSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares.  For the year ended December 31, 2011, there were $105,219 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. For the year ended December 31, 2011, there were $16,074 in Class C 12b-1 and service fees incurred.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the average daily net assets of the Fund.  For the year ended December 31, 2011, CSS earned $100,390 for its services, of which $4,036 was due at December 31, 2011. Additionally CSS received $8,369 of the $40,065 filing and registration fees for hourly services provided to the Fund.

Commonwealth Fund Services, Inc. ("CFSI") provides transfer and dividend disbursing agent services to the Fund. For the year ended December 31, 2011, CFSI earned $121,358 for its services.

Certain officers and/or interested directors of the Fund are also officers and/or directors of CCM, FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

Purchases and sales of securities other than short-term notes aggregated $22,309,387 and $29,954,077 respectively, for the year ended December 31, 2011.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  No distributions were paid during the years ended December 31, 2011 or December 31, 2010.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Year ended December 31, 2011

Accumulated net realized gain (loss) on investmentsand foreign currency transactions	(1,587,849)
Post-October currency and capital losses	(4,642,476)
Net unrealized appreciation/depreciation of investments and foreign currency	(5,460,377)
Total	$ (11,690,702)

As of December 31, 2011, the Fund has a capital loss carryforward of $1,587,849 available to offset future capital gains, if any.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.  This carryforward will expire as follows:

2016	$ 725,158
2017	862,691
$1,587,849

During 2011, the Fund utilized $4,296,520 of its capital loss carryforward.

As of December 31, 2011, cost for federal income tax purpose is $30,700,141 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$ 1,982,690
Gross unrealized depreciation	(7,439,941)
Net unrealized depreciation	$ (5,457,251)

NOTE 5 - CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

	Class A Shares		Class C Shares
	Year Ended		Year Ended
	December 31, 2011		December 31, 2011

	Shares	Value	Shares	Value
Shares sold	306,838	$8,456,066	13,916	$369,281
Shares reinvested	-	-	-	-
Shares redeemed	(491,985)	(12,232,257)	(21,498)	(488,691)
Net increase (decrease)	(185,147)	$(3,776,191)	(7,582)	$(119,410)

	Class A Shares		Class C Shares
	Year ended		Year ended
	December 31, 2010		December 31, 2010

	Shares	Value	Shares	Value
Shares sold	388,656	$9,661,675	44,527	$1,047,775
Shares reinvested	-	-	-	-
Shares redeemed	(750,267)	(17,440,210)	(44,408)	(996,860)
Net increase (decrease)	(361,611)	$ (7,778,535)	119	$50,915

NOTE 6 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in  U.S GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board.  The Amendments are to be applied prospectively.  The amendments are effective during interim and annual periods beginning after December 15, 2011.  Early application by public entities is not permitted.  Management  is currently evaluating the impact ASU No. 2011-04 will have on the financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date on which these financial statements were issued.  Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Eastern European Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2011, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Eastern European Equity Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2012

SUPPLEMENTAL INFORMATION (unaudited)
The World Funds, Inc. (the “Company”)

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below.  The directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Directors and Number of Funds in the Complex Overseen
Interested Directors:
* John Pasco, III (1) 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Chairman, Director and Treasurer since May, 1997	4
President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Company’s Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Company’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Company’s Transfer and Disbursing Agent, since 1987; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services to the Company;  and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.  Mr. Pasco is a Certified Public Accountant.
				World Funds Trust – 2 Funds; American Growth Fund, Inc. – 2 Funds
Non-Interested Directors:
Samuel Boyd, Jr. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1940)	Director since May, 1997	4
Retired.  Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August,1978 until April, 2005;  a Trustee of Satuit Capital Management Trust, a registered investment company, since October, 2002 and a Trustee of Janus Advisors Series Trust,  a registered investment  company,  from  2003 to 2005.
				Satuit Capital Management Trust — 1 Fund
William E. Poist 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1939)	Director since May, 1997	4
Financial and Tax Consultant through his firm Management Funds Consulting for  Professionals  since 1974; a Trustee of Satuit  Capital Management Trust, a registered investment company, since                                          November, 2003.  Mr. Poist is a certified public accountant.
				Satuit Capital Management Trust — 1 Fund
Paul M. Dickinson 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1947)	Director since May, 1997	4	President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Trustee of Satuit Capital Management Trust, a registered investment company, since November, 2003.	Satuit Capital Management Trust — 1 Fund
Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Secretary since 2005 and Treasurer since June, 2006	N/A	Executive Vice President of Commonwealth Shareholder Services, since 2003. Financial Reporting Manager, Commonwealth Shareholder Services, Inc. from 2001 to 2003.	N/A
David D. Jones, Esq. 395 Sawdust Road, Suite 2137 The Woodlands, TX 77380 (1957)	Chief Compliance Officer since June, 2008	N/A	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A

(1) Mr. Pasco is considered to be an “interested person” of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a member of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, Commonwealth Fund Accounting, pricing agent, and Commonwealth Fund Services, Inc., the Company’s Transfer and Disbursing Agent.

SUPPLEMENTAL INFORMATION (unaudited)
EASTERN EUROPEAN EQUITY FUND

SUPPLEMENTAL INFORMATION

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AND SUB-ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the “Board”) held on August 25, 2011, the Board, including the directors of the Company who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), re-approved (i) the investment advisory agreement between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC (“CCM”) and (ii) the investment sub-advisory agreement (together with the advisory agreement, the “Agreements”) between CCM and Vontobel Asset Management Inc. (“Vontobel”), relating to the Fund.

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Agreements after their initial two-year terms: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.  Each year, the Board calls and holds a meeting to decide whether to renew the Agreements for an additional one-year term.

In preparation for the meeting, the Board requested and reviewed a wide variety of information from CCM and Vontobel, including written materials provided by CCM and Vontobel regarding:  (i) the nature, extent and quality of the services provided by CCM and Vontobel; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by CCM and Vontobel and their affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed further below.  The Board uses this information, as well as other information that CCM, Vontobel and other service providers of the Fund may submit to the Board, to help decide whether to renew the Agreements for an additional year.  In approving the Agreements, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by CCM and Vontobel

The Board reviewed the services that CCM and Vontobel provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund.  The Board received information concerning the history, track record, and investment approach and processes employed by Vontobel in managing the Fund.  Additionally, a representative from Vontobel joined the meeting and, along with a representative from CCM, provided the Board with a presentation regarding CCM’s and Vontobel’s management of the Fund.  The Board considered and discussed, among other things, the Fund’s performance and portfolio structure, including the Fund’s country/sector breakdown, ten largest holdings and liquidity, and Vontobel’s trading practices.  On this basis, along with information provided in advance of the meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by CCM and Vontobel.

Investment Performance of the Fund

The Board, using written materials provided by Lipper, considered the Fund’s performance compared to a benchmark index and other similar mutual funds for various trailing periods.  The Board noted that the Fund’s performance was generally comparable to its peer group and that its recent performance was favorable when compared to its benchmark and peer group.  Based on this information, the Board concluded that it was satisfied with the investment performance of the Fund in light of Vontobel’s investment strategy and current market conditions.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to CCM and the costs and other expenses incurred by CCM and Vontobel in providing advisory services.  The Board also discussed the profits realized by CCM and Vontobel from their relationship with the Fund.  The Board considered the information provided and concluded that such profits were not excessive.  Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was the result of arm’s length negotiations.  In deciding that the advisory fees were reasonable, the Board considered the services provided by CCM, and the Fund’s current asset levels.  In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the Agreements are fair and reasonable; (b) concluded that CCM’s and Vontobel’s fees are reasonable in light of the services that CCM and Vontobel provide to the Fund; and (c) agreed to renew the Agreements for another year.

EASTERN EUROPEAN EQUITY FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or deferred sales charges or redemption fees on certain redemptions made within 360 days of purchase of Class A shares and 2 years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.   The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2011 and held for the six months ended December 31, 2011.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), deferred sales charges or redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

CLASS A	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 through December 31, 2011
Actual	$1,000	$ 705.42	$11.82
Hypothetical (5% return before expenses)	$1,000	$1,011.25	$13.94

CLASS C	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 through December 31, 2011
Actual	$1,000	$ 702.22	$15.02
Hypothetical (5% return before expenses)	$1,000	$1,007.50	$17.71

* - Expenses are equal to the Fund’s annualized expense ratio of 2.75% for Class A and 3.50% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Adviser:

Commonwealth Capital Management, LLC
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

Annual Report to Shareholders

REMS REAL ESTATE INCOME 50/50 FUND

A series of The World Funds,Inc.
A “Series” Investment Company

For the year ended December 31, 2011

To REMS Income 50/50 Fund Real Estate Investors:

It was an exciting first year for the Fund as we took over RREIX from the previous manager who had invested it since 1997 in a broad large-cap blended strategy unrelated to our real estate income mandate.  This conversion was a timely and cost-efficient way to create the Fund in a way we believe has benefited our shareholders.

In April, we began implementing our strategy of investment in REIT preferred equities and REIT common equities with a focus on high current dividend yields and some upside potential in the underlying value of the real estate.  Introduced into the  mid-year swoon in global equity markets in an environment of political uncertainty, sovereign solvency issues, and prospects of a return to negative U.S. economic growth, the Fund produced a negative 2.1% return from the inception of our strategy in April through year-end 2011 compared to a 1.74% return by the NAREIT Equity Index for the same period.

As we move into 2012 there appears to be a solid improvement in investor sentiment which is producing an attractive fundamental environment for the real estate supporting our common equity investments.   Common stock prices have recovered since the 3Q of 2011, pushing yields down somewhat but good opportunities remain.  On the preferred stock side, we are seeing increased issuance by public REITs with good balance sheets, but also at lower rates due to the historically low rate environment.

We are comfortable that the period ahead will continue to reflect favorable commercial real estate fundamentals providing greater visibility to underwriting private market values for REMS portfolio positions and improving credit metrics for our preferred investments.

In September, we moved to a monthly dividend that will provide our shareholders with a steady and frequent stream of cash flow.  The Fund pays out its actual cash flow, so dividend amounts will be irregular on a monthly basis but consistent on a quarterly basis as they are tied directly to the calendar of ex dates of the underlying securities.

As our first year financials are filed, we look forward to having our portfolios and firm information replace the former manager’s disclosures in various market data sources.  In meantime, we thank you for your interest and support.

Sincerely,
/s/ Edward W. Turville
Edward W. Turville, CFA
Managing Director

Important Disclosure Statements

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing.  The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525.   Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2011 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of February 23, 2012 and may change at any time.  Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information.  Nothing presented in this document may be construed as an offer to purchase or sell any security.

COMPARISON OF $10,000 INVESTMENT IN REMS REAL ESTATE INCOME 50/50 FUND INSTITUTIONAL CLASS SHARES VS. NAREIT EQUITY INDEX
$11
$10
$9
$8
Thousands
$9,786
$9,762
Past performance is not predictive of future performance.
4/4/11
6/30/11
9/30/11
12/31/11
REMS Real Estate Income 50/50 Fund Institutional Class
NAREIT Equity Index

Institutional Class Shares Since Inception 4/4/11 to 12/31/11*

REMS Real Estate Income 50/50 Fund	-2.14%
NAREIT Equity Index	1.74%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market. (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

On April 4, 2011, Real Estate Management Services Group, LLC became the Investment Advisor to the Fund and the Fund's investment objective was changed.  Previous periods during which the Fund was advised by another investment advisor are not shown in the graph.

COMPARISON OF $10,000 INVESTMENT IN
REMS REAL ESTATE INCOME 50/50 FUND CLASS A
SHARES VS. NAREIT EQUITY INDEX
$11
$10
$9
$8
Thousands
$9,762
$9,746
Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.
4/4/11
6/30/11
9/30/11
12/31/11
REMS Real Estate Income 50/50 Fund Class A
NAREIT Equity Index

Class A Shares Return Since Inception 4-4-11 to 12-31-11*

REMS Real Estate Income 50/50 Fund; without load	-2.45%
REMS Real Estate Income 50/50 Fund; with load	-8.06%
NAREIT Equity Index	1.74%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market. (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

On April 4, 2011, Real Estate Management Services Group, LLC became the Investment Advisor to the Fund and the Fund's investment objective was changed.  Previous periods during which the Fund was advised by another investment advisor are not shown in the graph.

REMS REAL ESTATE INCOME 50/50 FUND
COMMON STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2011

Percentage of Net Assets
30%
25%
20%
15%
10%
5%
0%
Diversified/Other
Healthcare
Mortgage
Multi-Family
Office/Industrial
Retail
Industry Sector

REMS REAL ESTATE INCOME 50/50 FUND
PREFERRED STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2011

Percentage of Net Assets
20%
15%
10%
5%
0%
Apartment
Diversified/Other
Healthcare
Hotel
Mortgage
Multi-Family
Office/Industrial
Retail
Industry Sector

REMS REAL ESTATE INCOME 50/50 FUND SCHEDULE OF INVESTMENTS December 31, 2011
Number of Shares	Security Description	% of Net Assets	Fair Value
	LONG POSITIONS
	COMMON STOCKS	46.74%

	DIVERSIFIED/OTHER	10.77%
127,800	Crexus Investment Corp.		$ 1,326,564
117,700	Duke Realty Corp.		1,418,285
260,800	Resource Capital Corp.		1,463,088
46,300	Washington Real Estate Investment Trust		1,266,305
			5,474,242
	HEALTHCARE	5.49%
70,900	Healthcare Realty Trust		1,318,031
65,600	Senior Housing Properties Trust		1,472,064
			2,790,095
	MORTGAGE	3.26%
105,600	Colony Financial Inc.		1,658,976

	MULTI-FAMILY	6.21%
152,600	Campus Crest Communities, Inc.		1,535,156
44,400	Sun Communities, Inc.		1,621,932
			3,157,088
	OFFICE/INDUSTRIAL	9.14%
151,800	Brandywine Realty Trust		1,442,100
52,700	Liberty Property Trust		1,627,376
174,547	Mission West Properties Inc.		1,574,414
			4,643,890
	RETAIL	11.87%
60,300	Agree Realty Corp		1,470,114
101,800	CBL & Associates Properties, Inc.		1,598,260
68,500	Primaris Retail Real Estate (Canada)		1,385,869
160,500	Ramco-Gerhenson Properties Trust		1,577,715
			6,031,958
	TOTAL COMMON STOCKS (Cost: $22,311,793)		23,756,249

Number of Shares	Security Description	% of Net Assets	Fair Value
	PREFERRED STOCK	56.95%

	APARTMENT	2.76%
23,700	Apartment Investment & Management Co., Series U, 7.750%		$ 593,922
27,800	Apartment Investment & Management Co., Series Z, 7.000%		674,150
5,400	BRE Properties, Series D, 6.750%		135,918
			1,403,990
	DIVERSIFIED/OTHER	7.59%
38,700	Biomed Realty Trust Inc., Series A, 7.375%		984,141
25,900	Duke Realty Corp., Series L, 6.600%		633,514
19,800	Dupont Fabros Technology Inc., Series A, 7.875%**		497,178
28,051	Entertainment Property Trust, Series D, 7.375%**		699,311
41,500	Vornado Realty Trust, Series H, 6.750%		1,042,065
			3,856,209
	HEALTHCARE	3.11%
22,600	Cogdell Spencer Inc., Series A, 8.500%**		571,780
39,600	HCP Inc., Series F, 7.100%		1,010,988
			1,582,768
	HOTEL	4.78%
15,400	Hersha Hospitality Trust, Series A, 8.000%**		368,830
23,500	Hersha Hospitality Trust, Series B, 8.000%		519,350
10,100	LaSalle Hotel Properties, Series D, 7.500%**		242,905
30,900	LaSalle Hotel Properties, Series G, 7.250%**		741,600
23,600	Sunstone Hotel Investors, Series A, 8.000%**		555,308
			2,427,993
	MORTGAGE	4.14%
35,900	ISTAR Financial Inc, Series D, 8.000%**		545,321
39,300	ISTAR Financial Inc., Series I, 7.500%**		545,484
47,200	Northstar Realty Financial, Series A, 8.750%**		1,012,912
			2,103,717
	MULTI-FAMILY	2.82%
48,700	Equity Lifestyle Properties, Series A, 8.034%**		1,232,597
7,900	Essex Property Trust Inc., Series H, 7.125%**		202,240
			1,434,837
Number of Shares	Security Description	% of Net Assets	Fair Value

	OFFICE/INDUSTRIAL	19.06%
47,800	Brandywine Realty Trust, Series C, 7.500%**		$ 1,188,308
37,900	Corporate Office Properties Trust, Series H, 7.500%**		942,952
22,900	Cousins Properties Inc, Series A, 7.750%**		551,890
26,300	Cousins Properties, Inc., Series B, 7.500**		635,934
53,600	First Industrial Realty Trust, Series J, 7.250%**		1,157,224
43,225	Kilroy Realty Corp., Series F, 7.500%**		1,080,193
42,300	Lexington Realty Trust, Series D, 7.550%**		1,011,393
19,250	Prologis Inc., Series M, 6.750%		463,925
19,300	Prologis Inc., Series O, 7.000%		477,675
20,300	PS Business Parks, Inc., Series H, 7.0005%		511,966
25,600	PS Business Parks, Inc., Series O, 7.3750%		644,608
41,000	SL Green Realty Corp., Series C, 7.625%**		1,021,310
			9,687,378
	RETAIL	12.69%
53,000	CBL & Associates Properties, Inc., Series D, 7.375%**		1,255,040
50,100	Developers Diversified Realty Corp., Series H, 7.375%**		1,214,925
43,800	Glimcher Realty Trust, Series G, 8.125%**		1,044,192
32,300	Kite Realty Group Trust, Series A, 8.250**		744,515
26,900	Ramco-Gershenson Properties Trust, Series D, 7.250%**		1,140,291
41,900	Regency Centers Corp., Series D, 7.250%**		1,048,757
			6,447,720

	TOTAL PREFERRED STOCKS		28,944,612
	(Cost: $30,616,230)

	TOTAL LONG POSITIONS		52,700,861
	(Cost: $52,928,023)

	MONEY MARKET
270,957	Money Market Fiduciary, 0.00274%	0.53%	270,957
	(Cost: $270,957)

		% of Net Assets	Fair Value

	NET INVESTMENTS IN SECURITIES
	(Cost: $53,198,980)	104.22%	52,971,818
	Other assets, net of liabilities	(4.22%)	(2,146,455)
	NET ASSETS	100.00%	$50,825,363

** All or a portion of position is segregated as collateral for borrowings. The segregated market value of collateral is $7,939,076.

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND STATEMENT OF ASSETS AND LIABILITIES December 31, 2011

ASSETS
Investments at fair value (identified cost of $53,198,980) (Note 1)	$52,971,818
Cash	316,671
Receivable due from broker	5,013
Receivable for securities sold	1,044,816
Receivable for capital stock sold	100
Dividends and interest receivable	665,750
Tax reclaims receivable	19,177
Prepaid expenses	11,449
TOTAL ASSETS	55,034,794

LIABILITIES
Due to broker for borrowings	4,101,785
Payable for securities purchased	69,304
Accrued interest payable	680
Accrued advisory fees	6,546
Accrued 12b-1 fees, Class A	1,702
Accrued custody fees	3,000
Accrued administration, transfer agent and accounting fees	4,014
Accrued professional	20,000
Other accrued expenses	2,400
TOTAL LIABILITIES	4,209,431

NET ASSETS	$50,825,363

Net Assets Consist of:
Paid-in-capital applicable to 4,285,692 $0.01 par value shares of common stock outstanding; 50,000,000 shares authorized	51,139,498
Accumulated net realized gain (loss) on investments	(86,974)
Net unrealized appreciation (depreciation) of investments	(227,161)
Net Assets	$50,825,363

NET ASSET VALUE PER SHARE

Institutional Class Shares ($48,771,592 / 4,111,085 shares outstanding; 15,000,000 authorized)	$ 11.86

Class A Shares ($2,053,771 / 174,607 shares outstanding; 15,000,000 authorized)	$ 11.76

MAXIMUM OFFERING PRICE PER SHARE ($11.76 X 100 / 94.25)	$ 12.48

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND STATEMENTS OF OPERATIONS Year ended December 31, 2011

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $4,284)	$ 1,568,097
Interest	1,862
Total investment income	1,569,959

EXPENSES
Investment management fees (Note 2)	130,924
12b-1 fees, Class A (Note 2)	7,780
Recordkeeping and administrative services (Note 2)	30,829
Accounting fees (Note 2)	18,329
Custody fees	9,504
Transfer agent fees (Note 2)	20,089
Professional fees	26,024
Filing and registration fees (Note 2)	6,511
Directors fees	10,800
Compliance fees	10,676
Shareholder servicing and reports	40,013
Other	37,343
Total expenses	348,822
Management waivers and reimbursed expenses (Note 2)	(102,281)
Fees paid indirectly (Note 6)	(26,502)
Net Expenses	220,039

Net investment income (loss)	1,349,920

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(86,974)
Net increase (decrease) in unrealized appreciation(depreciation) of investments	(227,161)
Net realized and unrealized gain (loss) on investments	(314,135)

INCREASE (DECREASE) IN NET ASSETS FROMOPERATIONS	$ 1,035,785

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year ended December 31, 2011	September 1, 2010 through December 31, 2010*	Year ended August 31, 2010

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$1,349,920	$ 18,724	$508,424
Net realized gain (loss) oninvestments	(86,974)	10,427,634	511,738
Net increase (decrease) inunrealized appreciation(depreciation) of investments	(227,161)	(5,548,415)	92,837
Increase (decrease) in net assetsfrom operations	1,035,785	4,897,943	1,112,999
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Institutional Class	(1,294,232)	(486,220)	(903,128)
Class A	(59,705)	(36,952)	(62,886)
Net realized gain
Institutional Class	(67,018)	(3,224,168)	-
Class A	(2,822)	(263,345)	-
Return of capital
Institutional Class	(432,421)	-	-
Class A	(19,628)	-	-
Decrease in net assets fromdistributions	(1,875,826)	(4,010,685)	(966,014)
CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Institutional Class	52,514,461	367,899	3,041,213
Class A	94	11,689	15,983
Distributions reinvested
Institutional Class	684,043	3,700,270	893,762
Class A	77,659	282,325	58,715
Shares redeemed
Institutional Class	(7,943,476)	(30,739,139)	(2,430,436)
Class A	(377,636)	(20,280)	(255,029)
Increase (decrease) in net assets fromcapital stock transactions	44,955,145	(26,397,236)	1,324,208
NET ASSETS
Increase (decrease) during period	44,115,104	(25,509,978)	1,471,193
Beginning of period	6,710,259	32,220,237	30,749,044
End of period (including undistributednet investment income (loss) of $ - , $4,017 and $508,465,respectively)	$50,825,363	$ 6,710,259	$32,220,237
*Effective December 31, 2010, the Fund changed its year end from August 31 to December 31.

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND STATEMENT OF CASH FLOWS Year Ended December 31, 2011

Increase/(Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets from operations	$ 1,035,785
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:

Purchase of investment securities	(57,327,369)
Decrease(increase) in short-term securities	(270,957)
Proceeds from disposition of investment securities	3,886,402
Decrease (increase) in receivables for securities sold	(1,044,816)
Decrease (increase) in receivable from broker	(5,013)
Decrease (increase) in dividends and interest receivable	(642,547)
Decrease (increase) in due from advisor	11,179
Decrease (increase) in receivable for dividend taxes withheld	8,363
Decrease (increase) in prepaid assets	(11,449)
Increase (decrease) in payable for securities purchased	69,304
Increase (decrease) in interest/dividend payable	680
Increase(decrease) in accrued management fees	6,546
Increase (decrease) in other accrued expenses	(72,696)
Unrealized depreciation on investments	227,161
Net realized gain from investments (net of $147,116 of capital gain distributions received)	239,383

Return of capital dividends received	272,852
Net cash used by operating activities:	(53,617,192)

Cash flows from financing activities:
Proceeds from shares sold	52,514,541
Payments on shares redeemed	(8,321,112)
Cash distributions paid	(1,113,386)
Net borrowing from brokers	4,101,785
Net cash used in financing activities	47,181,828
Net increase (decrease) in cash	(6,435,364)

Cash:
Beginning balance	6,752,035
Ending balance	$ 316,671

See Notes to Financial Statements.

REMS REAL ESTATE INCOME 50/50 FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
			Institutional Class (E)
	Year ended December 31, 2011(1)		September 1, 2010 through December 31, 2010(1)**		Years ended August 31,
					2010(1)		2009(1)		2008(1)(C)		2007
Net asset value, beginning of period	$ 12.68		$ 12.50		$ 12.41		$ 16.72		$ 19.33		$ 17.02
Investment activities
Net investment income (loss)	0.62		0.01		0.20		0.30		0.19		0.12
Net realized and unrealized gain (loss) on investments	(0.92)		1.90		0.28		(3.50)		(1.54)		2.81
Total from investment activities	(0.30)		1.91		0.48		(3.20)		(1.35)		2.93
Distributions
Net investment income	(0.38)		(0.23)		(0.39)		(0.11)		(0.23)		-
Net realized gain	(0.02)		(1.50)		-		(1.00)		(1.03)		(0.62)
Return of capital	(0.12)		-		-		-		-		-
Total distributions	(0.52)		(1.73)		(0.39)		(1.11)		(1.26)		(0.62)
Net asset value, end of period	$ 11.86		$ 12.68		$12.50		$ 12.41		$ 16.72		$ 19.33

Total Return	(2.22%)		15.22%		3.66%		(18.27%)		(7.57%)		17.40%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	0.81%	(A)(F)	1.89%	(A)(D)*	0.99%	(A)	0.99%	(A)	1.18%	(B)	1.46%
Expenses, net of waiver or recovery before indirect fees	1.29%
Net investment income (loss)	5.19%	(A)	0.18%	(A)*	1.54%	(A)	2.47%	(A)	1.05%		0.55%
Portfolio turnover rate	14.52%		3.89%		14.03%		16.90%		14.12%		13.54%
Net assets, end of period (000's)	$ 48,771		$ 4,216		$30,029		$ 28,401		$ 80,445		$ 45,073

(1) Per share amounts calculated using the average share method.

* Annualized

**Effective December 31, 2010, the Fund changed its year end from August 31 to December 31.

(A) Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.49% for the year ended December 31, 2011, 0.35% for the period September 1, 2010 through   December 31, 2010, 0.52% for the year ended August 31, 2010, 0.41% for the year ended August 31, 2009.

(B) Recovery of waivers increased the expense ratio and reduced net investment income ratio by 0.01% for the year ended August 31, 2008.

(C) The Board of Directors of The World Funds, Inc. approved the re-designation of Institutional Shares of the Fund as Investor Shares effective August 21, 2008.

(D) Expense ratio includes expenses incurred for  changing investment advisors effective December 31, 2010 that are outside the scope of the expense limitation  agreement.  Exclusion of these expenses from the expense ratio would result in 0.90% reduction in the expense ratio for  the period September 1, 2010 through December 31, 2010.

(E) The Board of Directors of the World Funds, Inc. approved the change in name of the "Investor" share class to the "Institutional" share class effective January 1, 2011.

(F)  Expense ratio includes interest expense that is outside of the scope of the expense limitation agreement.  Exclusion of interest expense from the expense ratio would result in 0.01% reduction in the expense ratio for the year ended December 31, 2011.

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class A
	Year ended December 31, 2011 (1)		September 1, 2010 to December 31, 2010 (1)		Years ended August 31,
					2010(1)		2009(1)		2008(1)		2007
Net asset value, beginning of period	$ 12.59		$ 12.41		$ 12.32		$ 16.69		$ 19.22		$ 16.99
Investment activities
Net investment income (loss)	0.59		(0.01)		0.16		0.26		0.12		0.04
Net realized and unrealized gain(loss) on investments	0.06		1.90		0.28		(3.53)		(1.50)		2.81
Total from investment activities	0.65		1.89		0.44		(3.27)		(1.38)		2.85
Distributions
Net investment income	(0.35)		(0.21)		(0.35)		(0.10)		(0.12)		-
Net realized gain	(0.02)		(1.50)		-		(1.00)		(1.03)		(0.62)
Return of capital	(0.11)		-		-		-		-		-
Total distributions	(0.48)		(1.71)		(0.35)		(1.10)		(1.15)		(0.62)
Net asset value, end of period	$ 12.76		$ 12.59		$ 12.41		$ 12.32		$ 16.69		$ 19.22

Total Return	(2.68%)		15.23%		3.36%		(18.71%)		(7.73%)		16.95%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	1.16%	(A)(D)	2.24%	(A)(C)***	1.34%	(A)	1.34%	(A)	1.53%	(B)	1.81%
Expenses, net of waiver or recoverybefore indirect fees	1.64%
Net investment income	4.86%	(A)	(0.15%)	(A)***	1.19%	(A)	2.27%	(A)	0.69%		0.20%
Portfolio turnover rate	14.52%		3.89%		14.03%		16.90%		14.12%		13.54%
Net assets, end of period (000's)	$ 2,054		$ 2,494		$ 2,191		$ 2,348		$ 3,183		$ 3,724

**Effective December 31, 2010, the Fund changed its year end from August 31 to December 31.

*** Annualized

(1) Per share amounts calculated using the average share method.

(A) Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.49% for the year ended December 31, 2011, 0.35% for the period September 1, 2010 through  December 31, 2010, 0.52% for the year ended August 31, 2010, 0.41% for the year ended August 31, 2009.

(B) Recovery of waivers increased the expense ratio and reduced net investment income ratio by 0.01% for the year ended August 31, 2008.

(C) Expense ratio includes expenses incurred for changing investment advisors effective December 31, 2010 that are outside the scope of the expense limitation  agreement.  Exclusion of these expenses from the expense ratio would result in 0.90%*** reduction in the expense ratio for the period September 1, 2010 through December 31, 2010.

(D)  Expense ratio includes interest expense that is outside of the scope of the expense limitation agreement.  Exclusion of interest expense from the expense ratio would result in 0.01% reduction in the expense ratio for the year ended December 31, 2011.

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The REMS Real Estate Income 50/50 Fund (the “Fund”) is a series of The World Funds, Inc. (“TWF”) which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 (Investor Class: 15,000,000; Institutional Class: 10,000,000; Class A: 15,000,000; Class C: 10,000,000) of its 1,500,000,000 shares of $.01 par value common stock.  Effective August 21, 2008, Institutional Class shares were re-designated as Investor Class shares.

Effective December 31, 2010, the Board of Directors of the World Funds, Inc. (the “Board”) approved Real Estate Management Services Group, LLC (“REMS”) to act as investment adviser to the Fund, subject to shareholder approval.  Concurrent with this action, the Board changed the name of the Fund to the REMS Real Estate Income 50/50 Fund. Effective January 1, 2011, the Investor Class shares were re-named Institutional shares.  On April 4, 2011, shareholders approved the appointment of REMS as advisor to the Fund.  See Note 8 for further discussion.  The Fund currently offers the Institutional Class  and Class A  shares to new investors.

On April 4, 2011, the shareholders of the Fund approved a change in the Fund’s investment objective and policies.  The primary objective of the Fund is to seek to achieve high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities.  The Fund will pursue its income strategy through a portfolio of 50% preferred securities and 50% common equities, rebalanced periodically to offset changes in market valuations.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price.  Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price.  Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board.  Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE.  The value of these securities used in computing the NAV is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the net asset value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  TWF’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the TWF’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

 The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments.  GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  Level 1 includes quoted prices in active markets for identical securities.  Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

      Level 2
          Other                     Level 3
        Level 1                     Significant           Significant
        Quoted                     Observable           Unobservable
       Prices                      Inputs                     Inputs                          Total

Common Stocks       $23,756,249                  $      -                       $       -         $23,756,249
Preferred Stocks         28,944,612                          -                                -                  28,944,612
Money Market               270,957                            -                                 -               270,957
                                       $52,971,818                     -                      $         -        $52,971,818

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no Level 3 investments held during the year.  During the year, there were no transfers between Levels 1 and 2.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.  Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2008-2010) or expected to be taken in the Fund’s 2011 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns.  The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended December 31, 2011, the Fund decreased accumulated net investment loss by $368,746, decreased accumulated net realized loss by $83,303 and decreased paid-in capital by $452,049.

Class Net Asset Values and Expenses

All income and expenses not attributable to a particular class and realized and unrealized gains or losses on investments are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

Real Estate Investment Trust Securities

The Fund has made certain investments in real estate investment trusts (“REITs”) which make distributions to their shareholders based upon available funds from operations.  Each REIT reports annually the tax character of its distribution.  Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs.  It is common for these distributions to exceed the REIT’s taxable earning and profits resulting in the excess portion of such distributions being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.  Management does not estimate the tax character of REIT distribution for which actual information has not been reported.

NOTE 2-INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group, LLC (“REMS”) provides investment services for an annual fee of 0.50% of average daily net assets of the Fund.  For the year ended December 31, 2011, REMS earned $130,924 and waived $67,285 in investment management fees and reimbursed the Fund $34,996.

REMS has contractually agreed to waive its fees and reimburse the Fund for expenses in order to limit operating expenses to 0.80% of daily average net assets for the Institutional Class and 1.15% of daily average net assets for Class A.  Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).

REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the fund.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of December 31, 2011 was $102,281 and expires in 2014.

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder services, recordkeeping, administrative and blue-sky filing services.  For such administrative services, CSS receives an asset-based fee based on the Fund’s average daily net assets.  CSS earned $30,829 in administrative fees for the year ended December 31, 2011.  Additionally, of the $6,511 of filing and registration fees expense incurred for the year ended December 31, 2011, CSS received $3,113 for hourly services provided to the Fund.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.35% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares.   For the year ended December 31, 2011, there were $7,780 in Class A 12b-1 expenses incurred.

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. For the year ended year ended December 31, 2011, FDCC received no fees or commissions from the sale of Fund shares.

Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s Transfer and Dividend Disbursing Agent. CFSI earned for its services, $20,089 for the year ended December 31, 2011.

Commonwealth Fund Accounting (“CFA”) is the Fund’s Accounting agent. For its services, CFA earned $18,329 for the year ended December 31, 2011.

Certain officers and/or an interested director of the Fund are also officers and/or director of FDCC, CSS, CFA and CFSI.

 NOTE 3-INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2011, aggregated $57,326,660 and $3,886,402, respectively.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.  Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of  short-term gains as ordinary income for tax purposes.

Income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

The tax character of distributions paid during the year ended December 31, 2011, the period ended December 31, 2010 and the year ended August 31, 2010, respectively, was as follows:

                                       Year ended                                                 Period ended           Year ended
    December 31, 2010     August 31, 2010

Distributions paid from:
     Ordinary income       $1, 353,937                        $  523,172            $  966,014
     Accumulated net
realized gain on
investments               69,840                                 3,487,513                                -
     Return of capital           452,049                                   -                                         -
     Total distributions        $ 1,875,826                   $4,010,685                     $  966,014

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain (loss) on investments      $          (4,729)
Post October capital losses                                                                  (78,400)
Net unrealized appreciation (depreciation) of investments      (231,007)
                   $        (314,186)

As of December 31, 2011, the Fund has a short-term capital loss carryforward of $4,729 available to offset future capital gains, if any.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.  This loss can be carried forward indefinitely.

As of December 31, 2011, the cost for Federal income tax purpose was $53,202,825.

Net unrealized depreciation consists of:
Gross unrealized appreciation                                                                          $    961,668
Gross unrealized depreciation                                                                           (1,192,675)
Net unrealized depreciation                                                                              $  (231,007)

NOTE 5-CAPITAL STOCK  TRANSACTIONS

Capital stock transactions for each class of shares were:

	Institutional Class Year ended December 31, 2011		Class A Year ended December 31, 2011
	Shares	Value	Shares	Value
Shares sold	4,395,363	$52,514,461	8	$ 94
Sharesreinvested	58,628	684,043	6,716	77,659
Sharesredeemed	(675,388)	(7,943,476)	(30,312)	(377,636)
Net increase(decrease)	3,778,603	$45,255,028	(23,588)	$ (299,883)

	Investor Class Period ended December 31, 2010		Class A Period ended December 31, 2010
	Shares	Value	Shares	Value
Shares sold	27,726	$367,899	830	$ 11,689
Sharesreinvested	291,819	3,700,270	22,315	282,325
Sharesredeemed	(2,389,862)	(30,739,139)	(1,514)	(20,280)
Net increase(decrease)	(2,070,317)	$(26,670,970)	21,631	$273,734

	Investor Class Year Ended August 31, 2010		Class A Year Ended August 31, 2010
	Shares	Value	Shares	Value
Shares sold	231,250	$3,041,213	1,166	$ 15,983
Sharesreinvested	67,149	893,762	4,434	58,715
Sharesredeemed	(184,907)	(2,430,436)	(19,677)	(255,029)
Net increase(decrease)	113,492	$1,504,539	(14,077)	$(180,331)

NOTE 6 – COMMISSION RECAPTURE AGREEMENT

The Fund entered into an agreement with Capital Institutional Services, Inc. (“CAPIS”), a brokerage services provider, whereby a portion of the commissions from each portfolio transaction would be used for the benefit of the Fund and in no event would be used to pay any expenses properly chargeable to the Fund’s Advisor or any other person or entity.  Pursuant to the terms of the commission recapture agreement, the broker transfers the available commissions earned monthly to the Fund’s administrator.  The agreement with CAPIS was entered into on May 13, 2011.  CAPIS transferred $26,502 to the Fund’s administrator to offset operating expenses for the year ended December 31, 2011.

NOTE 7 – RISKS AND CONCENTRATIONS

The Fund concentrates its assets in the real estate industry.  An investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.  The Fund also engages in borrowing for leverage.  The Fund has the ability to borrow funds only from banks (leverage) on a secured basis to invest in portfolio securities.  The Fund anticipates that, under normal circumstances, the Fund will have a level of leverage of 10% or more of its net assets a majority of the time.  However, the Fund may have no leverage or less than 10% leverage for an extended period of time when the Fund believes that leverage or leverage of 10% or more is not in the best interest of the Fund.  Borrowings can be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowing).  At December 31, 2011, the Fund owed $4,101,785 on this leverage agreement with ConvergEx Group.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk.  There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns.  If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage.  To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender.  Pledged securities will be held by the lender and will not be available for other purposes.  The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender.  Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable.  The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time.   This may require the Fund to sell assets it would not otherwise choose to sell a t that time.

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage; the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchases with such Fund assets is not sufficient to cover the cost of leverage, the return on the funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used.  Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

At December 31, 2011, the Fund owed $680 on this leverage agreement.  The average borrowings for the year ended December 31, 2011 were $467,502.  The interest rate charged for these borrowings, Fed Fund open rate plus 50 basis points, was 0.57% at December 31, 2011 (average rate for year was 0.59%) and the Fund incurred interest expense of $2,781 for the year ended December 31, 2011.  Securities with a value of $7,939,076 were held as collateral on these borrowings.

NOTE 8 – SPECIAL MEETING OF SHAREHOLDERS

At a special meeting held on December 20, 2010, the Board of Directors of the World Funds, Inc. approved Real Estate Management Services Group, LLC (“REMS”) to act as investment advisor to the Fund, effective December 31, 2010, subject to shareholder approval.  At a Special Meeting of Shareholders of the Fund (“Special Meeting”) held on April 4, 2011, a new Investment Advisory Agreement (the “New Advisory Agreement") between the Fund and REMS was approved.  Shareholders also approved the following modifications to the fundamental investment policies of the Fund:

1.	Modification of the Fund’s fundamental policy governing concentration of investments in any one industry to permit REMS to concentrate the Fund’s investments in real estate related securities, and;

2.	Modification of the Fund’s fundamental policy governing the use of leverage to permit the Fund to borrow up to 30% of its total assets for REMS to use in managing the Fund’s security investments.

NOTE 9 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in  U.S GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board.  The Amendments are to be applied prospectively.  The amendments are effective during interim and annual periods beginning after December 15, 2011.  Early application by public entities is not permitted.  Management is currently evaluating the impact ASU No. 2011-04 will have on the financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued.  Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the REMS Real Estate Income 50/50 Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2011, the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for the year then ended, the period from September 1, 2010 through  December 31, 2010, and  the year ended August 31, 2010,  and the financial highlights for the year ended December 31, 2011, the period September 1, 2010 through December 31, 2010 and the four years ended August 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the REMS Real Estate Income 50/50 Fund as of December 31, 2011, the results of its operations and cash flows for the year then ended, the statement of changes in net assets for the year then ended, the period from September 1, 2010 through  December 31, 2010, and  the year ended August 31, 2010,  and the financial highlights for the year ended December 31, 2011, the period September 1, 2010 through December 31, 2010 and the four years ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2012

SUPPLEMENTAL INFORMATION (unaudited)
The World Funds, Inc. (the “Company”)
[Missing Graphic Reference]

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below.  The directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Directors and Number of Funds in the Complex Overseen
Interested Directors:
* John Pasco, III (1) 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Chairman, Director and Treasurer since May, 1997	4
President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Company’s Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Company’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Company’s Transfer and Disbursing Agent, since 1987; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services to the Company;  and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.  Mr. Pasco is a Certified Public Accountant.
				World Funds Trust – 2 Funds; American Growth Fund, Inc. – 2 Funds
Non-Interested Directors:
Samuel Boyd, Jr. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1940)	Director since May, 1997	4
Retired.  Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August,1978 until April, 2005;  a Trustee of Satuit Capital Management Trust, a registered investment company, since October, 2002 and a Trustee of Janus Advisors Series Trust,  a registered investment  company,  from  2003 to 2005.
				Satuit Capital Management Trust — 1 Fund
William E. Poist 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1939)	Director since May, 1997	4
Financial and Tax Consultant through his firm Management Funds Consulting for  Professionals  since 1974; a Trustee of Satuit  Capital Management Trust, a registered investment company, since                                          November, 2003.  Mr. Poist is a certified public accountant.
				Satuit Capital Management Trust — 1 Fund
Paul M. Dickinson 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1947)	Director since May, 1997	4	President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Trustee of Satuit Capital Management Trust, a registered investment company, since November, 2003.	Satuit Capital Management Trust — 1 Fund
Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Secretary since 2005 and Treasurer since June, 2006	N/A	Executive Vice President of Commonwealth Shareholder Services, since 2003. Financial Reporting Manager, Commonwealth Shareholder Services, Inc. from 2001 to 2003.	N/A
David D. Jones, Esq. 395 Sawdust Road, Suite 2137 The Woodlands, TX 77380 (1957)	Chief Compliance Officer since June, 2008	N/A	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A

(1) Mr. Pasco is considered to be an “interested person” of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a member of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, Commonwealth Fund Accounting, pricing agent, and Commonwealth Fund Services, Inc., the Company’s Transfer and Disbursing Agent.

REMS REAL ESTATE INCOME 50/50 FUND
SUPPLEMENTAL INFORMATION (unaudited)
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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”.  These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.   The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

REMS REAL ESTATE INCOME 50/50 FUND
FUND EXPENSES
[Missing Graphic Reference]

Fund Expenses Example

As a shareholder of the Fund, you incur two types of cost:  (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 360 days of purchase of Class A shares and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2011 and held for the period ended December 31, 2011.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges on certain redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INSTITUTIONAL CLASS	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 through December 31, 2011
Actual	$1,000	$ 959.80	$3.95
Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.08

CLASS A	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 through December 31, 2011
Actual	$1,000	$ 957.70	$5.67
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.85

*  Expenses are equal to the Fund’s annualized expense ratio of 0.80%  for Institutional Class and 1.15% for Class A, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Adviser:
Real Estate Management Services Group
1100 Fifth Avenue South, Suite 305
Naples, Florida 34102

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to the REMS Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

More Information:
For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services, Inc. at (800) 527-9525 Toll Free.  Fund information is also available online at www.theworldfunds.com

Annual Report to Shareholders

REMS REAL ESTATE VALUE OPPORTUNITY FUND

A series of The World Funds, Inc.
A “Series” Investment Company

For the year ended December 31, 2011

To REMS Value-Opportunity Fund Real Estate Investors:

Financial markets in 2011 were driven by political uncertainty, sovereign solvency issues, and prospects of a return to negative U.S. economic growth despite the underlying fundamentals of public companies and the execution of their business models.   Our diversified real estate strategy includes Real Estate Investment Trusts as well as more economically sensitive real estate (hotels for example), credit sensitive real estate (commercial mortgage REITs) and other real estate service and operating companies that felt the brunt of the “risk off” trade. In this environment, the Fund produced an annual return of -2.4%, lagging the 8.3% for the NAREIT Equity Index for 2011.

REIT index performance was driven by the 10 largest constituents (up over 16% for 2011) while over sixty percent of the names in the NAREIT Equity REIT index experienced a negative price return for the year.  Fortunately the real economics and value of our Fund’s assets proved sound, and we have experienced a strong recovery from these influences starting in the fourth quarter which continues into February 2012 as we write this letter.

As we move into 2012 there appears to be a solid improvement in investor confidence which is producing these very attractive returns for the Fund.  In our view the more capital is comfortable with the macro environment the greater will be the allocation of this capital to the visible arbitrage between public market pricing and private market real estate value. Most of this opportunity lies in smaller capitalization enterprises where there is little differentiation in property economics but often a meaningful pricing disconnect.

One of the themes emerging from this arbitrage is accelerated merger and acquisition activity as financial market confidence is restored. Capital costs are very low for large capitalization public real estate and liquidity abounds in private equity funds. As the public discount to private market values of comparable assets becomes too wide capital will move to close the gap. Recently we have already witnessed several such events.

REMS views the current real estate cycle as now solidly underway with public real estate gaining market share due to a stronger capital position, depth of management and operating talent, and a solid real estate asset position. So long as the U.S. economy continues on the current path, over the next few years we believe public real estate companies:

•	will increase their ownership of U.S. commercial real estate assets,
•	will achieve higher occupancies than private real estate counterparts,
•	will benefit from accelerated financial institution asset dispositions, private market asset repositioning and refinancing issues, and
•	will be first to market with new development opportunities using existing land banks and capital strength as private real estate developers have limited access to development credit.

While we are pleased with the return to more rational asset pricing in the public real estate market as well as recent portfolio performance, we must remind investors that a key element underlying this transition is a continued U.S. economic engine driven by the private sector and supported by ample financial liquidity and very low interest rates. This scenario is working so far in 2012 but REMS remains mindful of the macro issues that could come into play unexpectedly.

One favorable factor not universally recognized that could change from negative to positive and further support the U.S. economy is housing. We believe single-family housing construction will exceed forecasts on the up side in 2012 and apartment construction is already rising rapidly. This activity will add to employment, occupancy, and GDP growth for the first time since 2006 providing further sustainability to the U.S. economy.

Thus we are comfortable that the period ahead will continue to reflect favorable commercial real estate fundamentals providing greater visibility to underwriting private market values for REMS portfolio positions. The overriding challenge in 2012 will rest with REMS’ ability to take advantage of unexpected periods of financial market volatility and uncertainty to capture opportunities that will create greater long-term value in our real estate portfolios.

We thank you for your continued interest in the Fund.

Sincerely,
[Missing Graphic Reference]
Edward W. Turville, CFA
Managing Director

 Important Disclosure Statements

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing.  The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525.   Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2011 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of February 23, 2012 and may change at any time.  Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information.  Nothing presented in this document may be construed as an offer to purchase or sell any security.

COMPARISON OF $10,000 INVESTMENT IN REMS REAL ESTATE VALUE-OPPORTUNITY FUND CLASS I SHARES VS. NAREIT EQUITY INDEX

Thousands
$29
$27
$25
$23
$21
$19
$17
$15
$13
$11
$9
12/16/02
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
$25,524
$21,876
REMS FUND CLASS I
NAREIT EQUITY INDEX

Past performance is not predictive of future performance.

	Total Return	Average Annual Return
	One Year Ended	Five Years Ended	Since Inception
	12/31/2011	12/31/2011	12/16/02 to 12/31/11*

REMS Real Estate Value
Opportunity Fund Class I	(2.38%)	2.38%	9.04%
NAREIT Equity Index	8.30%	(1.42%)	10.92%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax  qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market.   (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the  Fund's performance.)

COMPARISON OF $10,000 INVESTMENT IN
REMS REAL ESTATE VALUE-OPPORTUNITY FUND CLASS P
SHARES VS. NAREIT EQUITY INDEX
Thousands
$15
$14
$13
$12
$11
$10
$9
12/22/2009
12/31/2009
12/31/2010
12/31/2011
$13,841
$12,878
Past performance is not predictive of future
REMS FUND CLASS P
NAREIT EQUITY INDEX

	Total Return One Year Ended 12/31/2011	Average Annual Return Since Inception 12/22/09 to 12/31/11*

REMS Real Estate Value OpportunityFund Class P
	(2.68%)	13.32%
NAREIT Equity Index	8.30%	17.45%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market.   (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

REMS REAL ESTATE VALUE-OPPORTUNITY FUND SCHEDULE OF INVESTMENTS December 31, 2011
Number of Shares	Security Description	% of Net Assets	Fair Value
	LONG POSITIONS
	COMMON STOCKS	83.29%

	APARTMENT	4.18%
284,200	Apartment Investment &Management Co. "A"		$ 6,511,022

	DIVERSIFIED/OTHER	13.33%
387,306	Crexus Investment Corp.**		4,020,236
468,900	Duke Realty Corp.		5,650,245
494,167	HFF Inc.*		5,104,745
558,900	Kennedy-Wilson Holdings Inc.**		5,913,162
			20,688,388
	HEALTHCARE	6.55%
93,200	Alexandria Real Estate Equities,Inc.**		6,428,004
878,664	Cogdell Spencer Inc.		3,734,322
			10,162,326
	HOTEL	12.02%
266,100	Gaylord EntertainmentCompany*		6,423,654
1,225,068	Hersha Hospitality Trust		5,978,332
165,200	Wyndham Worldwide Corp.**		6,249,516
			18,651,502
	MORTGAGE	8.73%
438,994	Colony Financial Inc.		6,896,596
1,394,500	Northstar Realty Finance Corp.		6,651,765
			13,548,361
	MULTI-FAMILY	10.93%
72,900	Camden Property Trust		4,537,296
289,100	Colonial Properties Trust**		6,030,626
175,000	Sun Communities, Inc.**		6,392,750
			16,960,672

Number of Shares	Security Description	% of Net Assets	Fair Value

	OFFICE/INDUSTRIAL	13.32%
256,700	Brookfield Properties Corp.		$ 4,014,788
490,800	Cousins Properties, Inc.		3,146,028
170,600	Liberty Property Trust **		5,268,128
462,300	Mission West Properties, Inc.		4,169,946
73,400	PS Business Parks, Inc.		4,068,562
			20,667,452
	RETAIL	14.23%
396,200	CBL & Associates Properties,Inc.**		6,220,340
480,100	Developers Diversified RealtyCorp.		5,842,817
1,288,600	Kite Realty Group Trust		5,811,586
428,199	Ramco-Gershenson PropertiesTrust **		4,209,196
			22,083,939

	TOTAL COMMON STOCKS		129,273,662
	(Cost: $126,991,533 )

	PREFERRED STOCK	7.57%

	MORTGAGE	3.99%
225,700	ISTAR Financial Inc, Series I,7.500%**		3,132,716
150,200	Northstar Realty Financial, SeriesB, 8.250%		3,061,076
			6,193,792
	OFFICE	0.82%
58,900	First Industrial Realty Trust,Series J, 7.250%**		1,271,651

	RETAIL	2.76%
41,230	Glimcher Realty Trust, Series G,8.125%**		982,923
78,000	Ramco-Gerhenson PropertiesTrust, Series D, 7.250%		3,306,420
			4,289,343
Number of Shares	Security Description	% of Net Assets	Fair Value

	TOTAL PREFERRED STOCKS		$11,754,786
	(Cost: $11,854,164)

	TOTAL LONG POSITIONS		141,028,448
	(Cost: $138,845,697 )

	MONEY MARKET
10,421,042	Money Market Fiduciary, 0.00274%	6.72%	10,421,042
	(Cost: $10,421,042)

	NET INVESTMENTS INSECURITIES
	(Cost: $149,266,739 )	97.58%	$151,449,490
	Other assets, net of liabilities	2.42%	3,762,652
	NET ASSETS	100.00%	$155,212,142

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)
** All or a portion of position is segregated as collateral for borrowings. The segregated market value of collateral is $24,765,917.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND STATEMENT OF ASSETS AND LIABILITIES December 31, 2011
ASSETS
Investments at fair value (identified cost of $149,266,739) (Note 1)	$ 151,449,490
Cash	487,803
Receivable from broker	19,082
Receivable for securities sold	2,568,819
Dividends and interest receivable	1,126,860
Receivable for capital stock sold	291,722
Prepaid expenses	38,228
TOTAL ASSETS	155,982,004

LIABILITIES
Due to broker for borrowings	255
Payable for securities purchased	205,766
Payable for capital stock redeemed	410,561
Accrued investment management fees	131,375
Accrued administration and accounting fees	16,282
Accrued custodian fees	5,023
Other accrued expenses	600
TOTAL LIABILITIES	769,862
NET ASSETS	$ 155,212,142
Net Assets Consist of :
Paid-in-capital applicable to 13,636,380 $0.01 par value shares of common stock outstanding; 50,000,000 shares authorized	$ 168,033,194
Accumulated net realized gain (loss) on investments	(15,003,803)
Accumulated net unrealized appreciation (depreciation) on investments	2,182,751
Net Assets	$155,212,142

NET ASSET VALUE PER SHARE
Class I ($151,747,247/ 13,329,492 shares outstanding; 25,000,000 authorized)	$ 11.38

Class P ($3,464,895/ 306,888 shares outstanding; 25,000,000 authorized)	$ 11.29

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND STATEMENT OF OPERATIONS Year ended December 31, 2011
INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $23,373)	$ 4,684,381
Interest	621
Total investment income	4,685,002

EXPENSES
Investment management fees (Note 2)	1,598,700
12b-1 fees, Class P (Note 2)	15,643
Recordkeeping and administrative services (Note 2)	152,409
Accounting fees (Note 2)	141,898
Custodian fees	19,667
Transfer agent fees (Note 2)	87,720
Professional fees	66,688
Filing and registration fees (Note 2)	56,871
Directors fees	10,800
Compliance fees	10,676
Shareholder servicing and reports	110,831
Interest expense (Note 7)	40,330
Other	96,585
Total expenses	2,408,818
Fees paid indirectly (Note 6)	(174,481)
Recovery of previously waived management fees (Note 2)	208,590
Net expenses	2,442,927
Net investment income (loss)	2,242,075

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gain (loss) on investments	(1,723,925)
Net increase (decrease) in unrealized appreciation(depreciation) of investments	(12,227,574)
Net realized and unrealized gain (loss) on investments	(13,951,499)
INCREASE (DECREASE) IN NET ASSETS FROMOPERATIONS	$ (11,709,424)

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND STATEMENT OF CHANGES IN NET ASSETS
	Year ended December 31, 2011	Year ended December 31, 2010
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$ 2,242,075	$ 1,287,697
Net realized gain (loss) oninvestments, securities sold short,and foreign currencies	(1,723,925)	11,214,333
Net increase (decrease) in unrealizedappreciation (depreciation) ofinvestments and foreigncurrencies	(12,227,574)	7,850,510
Increase (decrease) in net assets fromoperations	(11,709,424)	20,352,540

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(2,170,405)	(1,241,142)
Class P	(71,301)	(46,555)
Return of capital
Class I	(2,114,899)	(886,962)
Class P	(69,477)	(37,780)
Decrease in net assets fromdistributions	(4,426,082)	(2,212,439)

CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold
Class I	133,010,540	43,991,363
Class P	7,562,620	3,644,721
Distributions reinvested
Class I	1,370,778	1,369,323
Class P	127,730	82,069
Shares redeemed
Class I	(60,567,517)	(14,777,962)
Class P	(7,181,890)	(620,817)
Increase (decrease) in net assets fromcapital stock transactions	74,322,261	33,688,697

NET ASSETS
Increase (decrease) during year	58,186,755	51,828,798
Beginning of year	97,025,387	45,196,589
End of year (including accumulatednet investment income (loss) of $ - and $(369), respectively)	$ 155,212,142	$ 97,025,387

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND STATEMENT OF CASH FLOWS Year ended December 31, 2011

Increase/(Decrease) in Cash
Cash flows from operation activities:
Net increase (decrease) in net assets from operations	$(11,709,424)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(225,328,727)
Decrease(increase) in short-term securities	(10,421,042)
Proceeds from disposition of investment securities	163,603,169
Decrease (increase) in receivables for securities sold	(1,302,594)
Decrease (increase) in receivable from broker	(13,082)
Decrease (increase) in dividends and interestreceivable	(563,750)
Decrease (increase) in prepaid assets	3,258
Increase (decrease) in payable for securities purchased	(1,041,552)
Increase (decrease) in accrued management fees	53,094
Increase (decrease) in other accrued expenses	9,472
Unrealized depreciation on investments	12,227,574
Net realized loss from investments and foreigncurrency (net of $511,989 of capital gaindistributions)	3,051,495

Return of capital dividends received	1,651,956
Net cash used in operating activities	(69,780,153)
Cash flows from financing activities:
Proceeds from shares sold	140,461,992
Payments on shares redeemed	(67,412,151)
Cash distributions paid	(2,927,573)
Net borrowings due to brokers	255
Net cash provided by financing activities	70,122,523
Net increase (decrease)in cash	342,370
Cash:
Beginning balance	145,433
Ending balance	$ 487,803

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class I Shares
	Year ended December 31, 2011 (1)		Year ended December 31, 2010 (1)		Year ended December 31, 2009(1)		Year ended December 31, 2008(1)		Year ended December 31, 2007
Net asset value, beginning of period	$ 12.00		$ 9.30		$ 7.00		$ 10.96		$ 16.15
Investment activities
Net investment income	0.17		0.19		0.31		0.29		0.36
Net realized and unrealized gain on investments	(0.47)		2.83		2.45		(3.70)		1.93)
Total from investment activities	(0.30)		3.02		2.76		(3.41)		(1.57)
Distributions
Net investment income	(0.16)		(0.19)		(0.29)		(0.26)		(0.36)
Realized gains	-		-		-		-		(2.96)
Return of capital	(0.16)		(0.13)		(0.17)		(0.29)		(0.30)
Total distributions	(0.32)		(0.32)		(0.46)		(0.55)		(3.62)
Net asset value, end of period	$ 11.38		$ 12.00		$ 9.30		$ 7.00		$ 10.96

Total Return	(2.38%)		32.98%		42.66%		(32.22%)		(10.27%)
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	1.50%	(C)	1.53%	(B)	1.59%	(B)	1.60%	(B)	1.77%	(B)
Expenses, net of waiver or recovery/before indirect fees	1.63%		1.59%
Net investment income	1.41%		1.86%		4.37%		2.86%		2.27%
Portfolio turnover rate	107.47%		99.36%		139.01%		145.98%		104.22%
Net assets, end of period (000's)	$ 151,747		$ 93,200		$ 45,194		$ 44,845		$ 47,719

(1) Per share amounts calculated using the average share method.

(A) Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.13% for the year ended December 31, 2011.  Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2010, 0.27% for the year ended December 31, 2009, 0.10% for the year ended December 31, 2008 and 0.11% for the year ended December 31, 2007.

(B) Expense ratio reflects the effect of fee waivers and reimbursements.

(C) Expense ratio reflects the effect of recovery of previously waived fees and reimbursements made in previous periods.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class P Shares
	Year ended December 31, 2011 (1)		Year ended December 31, 2010 (1)	Period December 23, 2009 to December 31, 2009(1) (2)
Net asset value, beginning of period	$ 11.91		$ 9.22		$ 9.34
Investment activities
Net investment income	0.14		0.21		0.04
Net realized and unrealized gain on investments	(0.47)		2.77		(0.08)
Total from investment activities	(0.33)		2.98		(0.04)
Distributions
Net investment income	(0.15)		(0.16)		(0.04)
Return of capital	(0.14)		(0.13)		(0.04)
Total distributions	(0.29)		(0.29)		(0.08)
Net asset value, end of period	$ 11.29		$ 11.91		$ 9.22

Total Return	(2.68%)		32.87%		(0.39%)	***
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	1.75%	(C)	1.78%	(B)	1.84%	(B) **
Expenses, net of waiver or recovery/before indirect fees	1.88%		1.84%
Net investment income	1.16%		2.00%		4.12%	**
Portfolio turnover rate	107.47%		99.36%		139.01%
Net assets, end of period (000's)	$ 3,465		$ 3,825		$ 2

**Annualized

*** Not annualized

(1) Per share amounts calculated using the average share method.

(2) Commencement of operations for Class P shares was December 23, 2009.

(A) Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.13% for the year ended December 31, 2011.  Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2010 and 0.27% for the period ended December 31, 2009.

(B) Expense ratio reflects the effect of fee waivers and reimbursements.

(C) Expense ratio reflects the effect of recovery of previously waived fees and reimbursements made in previous periods.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The REMS Real Estate Value-Opportunity Fund (the "Fund"), formerly known as the Hillview/REMS Leveraged REIT fund; name change effective on October 28, 2004, is a series of The World Funds, Inc. ("TWF"); which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company.  The Fund was established in December, 2002 originally as a series of Hillview Investment Trust II.  Effective November 23, 2005, the Fund was reorganized as a series of TWF under the Agreement and Plan of Reorganization (the “Plan”).  TWF has allocated to the Fund 50,000,000 (Class I: 25,000,000, Class P: 25,000,000) shares of its 1,500,000,000 shares of $.01 par value common stock.  The Fund maintains its financial statements, information and performance history in accordance with the Plan.

The investment objective of the Fund is to achieve long-term growth of capital and current income.  Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”).

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at fair value.  Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price.  Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price.  Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost.  Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board.  Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”).  The value of these securities used in computing the NAV is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as:  (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund’s investments are in U.S. equity securities traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments.  GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  Level 1 includes quoted prices in active markets for identical securities.  Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$129,273,662	$ -	$ -	$129,273,662
Preferred Stocks	11,754,786	-	-	11,754,786
Money Market	10,421,042	-	-	10,421,042
	$151,449,490	$ -	$ -	$151,449,490

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no Level 3 investments held during the year.  During the year, there were no transfers between Levels 1 and 2.

Security Transactions and Income

Security transactions are accounted for on the trade date.  The cost of securities sold is determined generally on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services.  Any cash balances include amounts of “restricted cash” consisting of proceeds from securities sold, not yet purchased.  Cash balances maintained in the custody of the prime broker bear interest based on the prime rate.  The Fund also borrows on margin for security purchases.

Securities are held as collateral by the prime broker against margin obligations.  The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund’s investment securities subject to certain limitations.  The prime broker may also sell such securities in limited instances where credit risk with respect to the prime broker.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2008-2010) and expected to be taken in the 2011 tax return, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns.  The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2011, the Fund decreased paid-in capital and decreased undistributed net investment loss by $2,184,376.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains or losses on investments, are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class.  Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period.  The cost of such holdings is determined using historical exchange rates.  Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments.  Such fluctuations are included with the net realized and unrealized gains and losses from investments.  Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Real Estate Investment Trust Securities

The Fund has made certain investments in real estate investment trusts (“REITs”) which make distributions to their shareholders based upon available funds from operations.  Each REIT reports annually the tax character of its distribution.  Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs.   It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.  Management does not estimate the tax character of REIT distributions for which actual information has not been reported.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price.  Currently, the Fund engages in selling securities short.  To sell a security short, the Fund must borrow the security.  The Fund’s obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund’s custodian.  The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security.  The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.  Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size.  Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short.  Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs.  At December 31, 2011, there were no outstanding securities sold short.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group (“REMS”), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. In the interest of limiting the operating expenses of the Fund, REMS has contractually agreed to waive or limit its fees and to assume other operating expenses, so that the ratio of total operating expenses for the Fund’s shares is limited to 1.50% for Class I shares and 1.75% for Class P shares.  Fund operating expenses do not include dividends, interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expense not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).  For the year ended December 31, 2011, the Advisor earned $1,598,700 in investment management fees.

REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the Fund.  For the year ended December 31, 2011, REMS received $208,590 in previously waived advisory fees.  There are no remaining recoverable reimbursements as of December 31, 2011.

First Dominion Capital Corporation (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. For the year ended December 31, 2011, no underwriting fees were received by FDCC in connection with the distribution of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) for Class P Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributor of the Fund.  The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class P shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class P shares.  For the year ended December 31, 2011, there were $15,643 in Class P 12b-1 expenses incurred.

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing registration services.  For such administrative services, CSS receives an asset-based fee based on the Fund’s average daily net assets.  For the year ended December 31, 2011, CSS earned $152,409 for its services, of which $7,030 was due from the Fund.  Additionally, CSS received $8,044 of the $56,871 of filing and registration fees expense incurred for hourly services provided to the Fund.

Commonwealth Fund Services, Inc. ("CFSI") is the Fund's Transfer and Dividend Disbursing Agent.  For the year ended December 31, 2011, CFSI earned $87,720 for its services, of which $3,831 was due from the Fund.

Commonwealth Fund Accounting (“CFA”) is the Fund’s Accounting agent.   For the year ended December 31, 2011, CFA earned $141,898 for its services, of which $5,421 was due from the Fund.

Certain officers and/or an interested director of the Fund are also officers, principals and/or a director of CFA, CSS, FDCC and CFSI.

NOTE 3 –INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2011, aggregated $225,328,727 and $163,603,169, respectively.  These amounts do not include purchases of $19,611,742 to cover short sales and proceeds of $18,796,160 from sales of short securities.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.  Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Monthly income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

The tax character of distributions paid during the year ended December 31, 2011 and the year ended December 31, 2010 was as follows:

                                                   Year ended                                       Year ended
 December 31, 2011                                           December 31, 2010
Distributions paid from:
 Ordinary income            $2,241,706                                                $ 1,287,697
 Return of capital                   2,184,376              924,742
Total                                                  $4,426,082                                    $2,212,439

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain (loss)        $(9,307,623)
Post October capital losses                (3,579,543)
Net unrealized appreciation  on investments              66,114
                          $(12,821,052)

As of December 31, 2011, the Fund has a capital loss carryforward of $9,307,623 available to offset future capital gains, if any.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.  $9,115,048 of this loss carryforward expires in 2018 and $192,575 of short-term losses can be carried forward indefinitely.

The difference between book basis and tax basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2011, the cost for Federal income tax purpose was $151,383,376.

Net unrealized appreciation consists of:
Gross unrealized appreciation  $   9,528,124
Gross unrealized depreciation     (9,462,010)
Net unrealized appreciation      $        66,114

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

	Class I Shares Year ended December 31, 2011		Class I Shares Year ended December 31, 2010

	Shares	Value	Shares	Value
Shares sold	10,857,209	$133,010,540	4,183,786	$7,562,620
Shares reinvested	122,118	1,370,778	128,914	1,369,323
Shares redeemed	(5,414,928)	(60,567,517)	(1,407,542)	(14,777,962)
Net increase (decrease)	5,564,399	$73,813,801	2,905,158	$30,582,724

	Class P Shares Year ended December 31, 2011		Class P Shares Year ended December 31, 2010

	Shares	Value	Shares	Value
Shares sold	609,425	$7,562,620	373,062	$3,644,721
Shares reinvested	11,648	127,730	7,837	82,069
Shares redeemed	(635,437)	(7,181,890)	(59,917)	(620,817)
Net increase (decrease)	(14,364)	$508,460	320,982	$3,105,973

NOTE 6 – COMMISSION RECAPTURE AGREEMENT

The Fund entered into agreements with  Jefferies & Company, Inc. (“JCI”) and J. P. Morgan Clearing Corp. (“JPM”),  brokerage services providers, whereby a portion of the commissions from each portfolio transaction would be used to reduce the operating expenses incurred, including but not limited to custodial transfer agent, administrative, legal, trustee, accounting and printing fees and expenses, and other expenses charged to the Fund by third-party service providers which are properly disclosed in the prospectus of the Fund.  Pursuant to the terms of the commission recapture agreement, the broker transfers the available commissions earned monthly to the Fund’s administrator.  The agreement with JCI was entered into on June 10, 2010 and was terminated May 2011.  The agreement with JPM was entered into on May 13, 2011.  JCI and JPM transferred $174,481 to the Fund’s administrator to offset operating expenses for the year ended December 31, 2011.

NOTE 7 – RISKS AND CONCENTRATIONS

The Fund concentrates its assets in the real estate industry.  An investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.  The Fund also engages in borrowing for leverage.  The Fund has the ability to borrow funds only from banks (leverage) on a secured basis to invest in portfolio securities.  The Fund anticipates that, under normal circumstances, the Fund will have a level of leverage of 10% or more of its net assets a majority of the time.  However, the Fund may have no leverage or less than 10% leverage for an extended period of time when the Fund believes that leverage or leverage of 10% or more is not in the best interest of the Fund.  Borrowings can be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowing).  At December 31, 2011, the Fund owed $255 on this leverage agreement with J. P. Morgan Clearing Corp.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk.  There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the fund and reduce its returns.  If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage.  To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender.  Pledged securities will be held by the lender and will not be available for other purposes.  The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender.  Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable.  The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time.   This may require the Fund to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage; the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchases with such Fund assets is not sufficient to cover the cost of leverage, the return on the funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used.  Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

At December 31, 2011, the Fund owed $255 on this leverage agreement.  The average borrowings for the year ended December 31, 2011 were $1,111,522.  The interest rate charged for these borrowings, Fed Fund open rate plus 50 basis points, was 0.57% at December 31, 2011 (average rate for year was 0.71%) and the Fund incurred interest expense of $8,005 for the year ended December 31, 2011.    Securities with a value of $24,765,917 were held as collateral on these borrowings.

NOTE 8 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic820): Amendments t Achieve Common Fair Value Measurement and Disclosure Requirements in  U.S GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board.  The Amendments are to be applied prospectively.  The amendments are effective during interim and annual periods beginning after December 15, 2011.  Early application by public entities is not permitted.  Management is currently evaluating the impact ASU No. 2011-04 will have on the financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date on which these financial statements were issued.  Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
REMS Real Estate Value – Opportunity Fund
And the Board of Directors of
The World Funds, Inc.

We have audited the accompanying statement of assets and liabilities of REMS Real Estate Value – Opportunity Fund (the “Fund”), a series of The World Funds, Inc., including the schedule of investments, as of December 31, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REMS Real Estate Value – Opportunity Fund as of December 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2012

SUPPLEMENTAL INFORMATION (unaudited)
The World Funds, Inc. (the “Company”)
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Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below.  The directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Directors and Number of Funds in the Complex Overseen
Interested Directors:
* John Pasco, III (1) 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Chairman, Director and Treasurer since May, 1997	4
President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Company’s Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Company’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Company’s Transfer and Disbursing Agent, since 1987; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services to the Company;  and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.  Mr. Pasco is a Certified Public Accountant.
				World Funds Trust – 2 Funds; American Growth Fund, Inc. – 2 Funds
Non-Interested Directors:
Samuel Boyd, Jr. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1940)	Director since May, 1997	4
Retired.  Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August,1978 until April, 2005;  a Trustee of Satuit Capital Management Trust, a registered investment company, since October, 2002 and a Trustee of Janus Advisors Series Trust,  a registered investment  company,  from  2003 to 2005.
				Satuit Capital Management Trust — 1 Fund
William E. Poist 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1939)	Director since May, 1997	4
Financial and Tax Consultant through his firm Management Funds Consulting for  Professionals  since 1974; a Trustee of Satuit  Capital Management Trust, a registered investment company, since                                          November, 2003.  Mr. Poist is a certified public accountant.
				Satuit Capital Management Trust — 1 Fund
Paul M. Dickinson 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1947)	Director since May, 1997	4	President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Trustee of Satuit Capital Management Trust, a registered investment company, since November, 2003.	Satuit Capital Management Trust — 1 Fund
Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Secretary since 2005 and Treasurer since June, 2006	N/A	Executive Vice President of Commonwealth Shareholder Services, since 2003. Financial Reporting Manager, Commonwealth Shareholder Services, Inc. from 2001 to 2003.	N/A
David D. Jones, Esq. 395 Sawdust Road, Suite 2137 The Woodlands, TX 77380 (1957)	Chief Compliance Officer since June, 2008	N/A	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A

(1) Mr. Pasco is considered to be an “interested person” of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a member of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, Commonwealth Fund Accounting, pricing agent, and Commonwealth Fund Services, Inc., the Company’s Transfer and Disbursing Agent.

REMS REAL ESTATE VALUE FUND
SUPPLEMENTAL INFORMATION (unaudited)
[Missing Graphic Reference]

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”.  These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.   The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the “Board”) held on August 25, 2011, the Board, including those directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), re-approved the investment advisory agreement (the “Advisory Agreement”) between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC (the “Adviser”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding:  (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed further below.  The Board uses this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help decide whether to renew the Advisory Agreement for an additional year.  In approving the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services that the Adviser provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund.  The Board received information concerning the investment philosophy and investment process employed by the Adviser in managing the Fund.  The Board considered and discussed, among other things, the Fund’s history, track record and personnel.  On this basis, along with information provided in advance of the meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser.

Investment Performance of the Fund

The Board, using written materials provided by the Adviser and by Lipper, considered the Fund’s performance compared to a benchmark index and other similar mutual funds for various trailing periods.  In particular, the Board noted that the Fund’s performance was generally favorable to that of its peer group, and concluded that it was satisfied with the investment performance of the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services.  The Adviser’s representative then discussed the profits realized by the Adviser from its relationship with the Fund.  The Board considered the information provided and concluded that such profits were not excessive.  Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was comparable to those of similar mutual funds, appeared reasonable in light of the services rendered and was the result of arm’s length negotiations.  The Board also considered the Adviser’s contractual agreement to waive a portion of its advisory fee in an effort to control the Fund’s expense ratio.  In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Other Considerations

The Board also determined that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser’s expense limitation and fee waiver arrangement with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
FUND EXPENSES
[Missing Graphic Reference]

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2011 and held for the six months ended December 31, 2011.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Class I Shares	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 through December 31, 2011
Actual	$1,000	$ 922.30	$7.27
Hypothetical (5% return before expenses)	$1,000	$1,017.50	$7.63

Class P Shares	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 through December 31, 2011
Actual	$1,000	$ 920.80	$8.47
Hypothetical (5% return before expenses)	$1,000	$1,016.25	$8.89

* Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class I and 1.75% for Class P, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Adviser:
Real Estate Management Services Group
1100 Fifth Avenue South, Suite 305
Naples, Florida 34102

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to the REMS Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

More Information:
For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services, Inc. at (800) 527-9525 Toll Free.  Fund information is also available online at www.theworldfunds.com

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  That person is  Samuel Boyd and is "independent," as defined by this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 54,250 for 2011 and $44,000 for 2010.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and  $0 for 2010.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,500 for 2011 and $12,500  for 2010.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2011 and $0 for 2010.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter,  the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the funds.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) NA

     (c)100%

     (d) NA

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2010.

     (h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

        Schedule filed under Item 1 of the Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's  disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   The World Funds, Inc.

By (Signature and Title)*:      /s/John Pasco, III
                                                        John Pasco, III
                                       Chief Executive Officer
                                        (principal executive officer)

Date:       March 12, 2012

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:      /s/John Pasco, III
                                                        John Pasco, III
                                       Chief Executive Officer
               (principal executive officer)

Date:         March 12, 2012

By (Signature and Title)*:      /s/Karen Shupe
                                                        Karen Shupe
                                         Chief Financial Officer
                                       (principal financial officer)

Date:         March 12, 20112

* Print the name and title of each signing officer under his or her signature.